UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2014

BioMed Realty Trust, Inc.

BioMed Realty, L.P.

(Exact name of registrant as specified in its charter)

Maryland	1-32261 (BioMed Realty Trust, Inc.) 000-54089 (BioMed Realty, L.P.)	20-1142292 (BioMed Realty Trust, Inc.) 20-1320636 (BioMed Realty, L.P.)
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17190 Bernardo Center Drive

San Diego, California 92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 12, 2014, BioMed Realty Trust, Inc., which we refer to as we or us, announced that BioMed Realty, L.P., which we refer to as our operating partnership, is offering to repurchase, at the option of each holder, any and all of its outstanding 3.75% Exchangeable Senior Notes due 2030, or the Notes, as required by the terms of the Indenture, dated as of January 11, 2010, among us, our operating partnership and U.S. Bank National Association, as trustee and paying agent, or the Indenture. In connection with the repurchase offer, on December 12, 2014, we distributed an Issuer Repurchase Notice to the holders of the Notes and filed a Schedule TO with the Securities and Exchange Commission. The repurchase offer will expire at 5:00 p.m., New York City time, on January 13, 2015.

On December 12, 2014, we also announced that our operating partnership intends to redeem all of the outstanding Notes on January 30, 2015, pursuant to its option under the Indenture. In connection with the redemption, on December 12, 2014, we distributed a Notice of Redemption to the holders of the Notes.

Holders of the Notes have the right to exchange their Notes prior to 5:00 p.m., New York City time, on January 28, 2015. Notes not surrendered pursuant to the repurchase offer prior to 5:00 p.m., New York City time, on January 13, 2015, or for exchange prior to 5:00 p.m., New York City time, on January 28, 2015, will be redeemed by our operating partnership on January 30, 2015.

The foregoing description of the repurchase offer and the redemption is only a summary and is qualified in its entirety by reference to the Issuer Repurchase Notice, a copy of which is attached hereto as Exhibit 99.1, the Notice of Redemption, a copy of which is attached hereto as Exhibit 99.2, and the press release announcing the repurchase offer and the redemption, a copy of which is attached hereto as Exhibit 99.3, each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

Exhibit Number	Description of Exhibit

99.1	Issuer Repurchase Notice, dated December 12, 2014.(1)

99.2	Notice of Redemption, dated December 12, 2014.

99.3	Press Release, dated December 12, 2014.(2)

(1)	Incorporated herein by reference to Exhibit 99(a)(1)(A) to BioMed Realty Trust, Inc.’s and BioMed Realty, L.P.’s Schedule TO filed with the Securities and Exchange Commission on December 12, 2014.
(2)	Incorporated herein by reference to Exhibit 99(a)(5)(A) to BioMed Realty Trust, Inc.’s and BioMed Realty, L.P.’s Schedule TO filed with the Securities and Exchange Commission on December 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: December 12, 2014	BIOMED REALTY TRUST, INC.

	By:	/s/ GREG N. LUBUSHKIN
Name: Greg N. Lubushkin
Title: Chief Financial Officer

BIOMED REALTY, L.P.

	By:	BioMed Realty Trust, Inc.
its General Partner

	By:	/s/ GREG N. LUBUSHKIN
Name: Greg N. Lubushkin
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Issuer Repurchase Notice, dated December 12, 2014.(1)

99.2	Notice of Redemption, dated December 12, 2014.

99.3	Press Release, dated December 12, 2014.(2)

(1)	Incorporated herein by reference to Exhibit 99(a)(1)(A) to BioMed Realty Trust, Inc.’s and BioMed Realty, L.P.’s Schedule TO filed with the Securities and Exchange Commission on December 12, 2014.
(2)	Incorporated herein by reference to Exhibit 99(a)(5)(A) to BioMed Realty Trust, Inc.’s and BioMed Realty, L.P.’s Schedule TO filed with the Securities and Exchange Commission on December 12, 2014.